                                                                    EXHIBIT 99.3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
E. I. du Pont de Nemours and Company

     We have audited the accompanying combined statement of operations of NEN(R) Life Science Products (the "Business"), a division of E. I. du Pont de Nemours and Company (the "Company") for the six months ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     The accompanying combined financial statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission and on the basis of presentation as described in Note 1, to present the combined results of operations of the Business sold to NEN Life Science Products, Inc. (the "Buyer"), an affiliate of Genstar Capital LLC and are not intended to be a complete presentation of the Business' financial position or cash flows.

     In our opinion, the combined financial statements present fairly, in all material respects, the combined results of operations of the Business for the six months ended June 30, 1997, in conformity with generally accepted accounting principles. We have not audited the combined financial statements of the Business for any period subsequent to June 30, 1997.



/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------------------

Philadelphia,Pennsylvania
September 19, 1997

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

                        COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)

Sales (Note 4)..............................................    $46,800
Cost of goods sold and other operating expenses
  (Notes 3, 8)..............................................     19,100
Selling, general and administrative expenses (Note 3).......     16,000
Research and development expense............................      3,900
Other expense...............................................        100
                                                                -------
Income before interest expense and taxes....................      7,700
Interest expense (Note 2)...................................        900
                                                                -------
Income before income taxes..................................      6,800
Provision for income taxes (Notes 2, 7).....................      2,500
                                                                -------
  Net income................................................    $ 4,300
                                                                =======

   The accompanying notes are an integral part of these financial statements.

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 1997
                             (Dollars in thousands)

1. BASIS OF PRESENTATION

     On March 26, 1997, and as amended and restated on June 30, 1997, E.I. du Pont de Nemours and Company ("DuPont") entered into an Asset Purchase and Sale Agreement (the "Agreement") with NEN Life Science Products, Inc. ("Buyer"), an affiliate of Genstar Capital LLC, for the sale of DuPont's worldwide NEN(R) Life Science Products Business (the "Business"). The Business designs, manufactures, and markets in vitro biochemicals (chemical and biological testing products, radioactive isotopes and radioactively labeled reagents) for labeling and detection in research and clinical diagnostic applications for academic, government, industrial, pharmaceutical, and clinical research laboratories worldwide.

     Under the terms of the Agreement, on June 30, 1997 the ("Closing Date"), DuPont sold to Buyer essentially all the assets related to DuPont's operation of the Business in the countries listed below:

     NORTH AMERICA                               EUROPE
     -------------                           --------------
     United States                           Belgium
                                             France
                                             Germany
                                             Italy
                                             Netherlands
                                             Switzerland
                                             United Kingdom

     The manufacturing and distribution operations of the Business are generally conducted at Boston and Billerica, Massachusetts, the latter being a location shared under a long-term arrangement with DuPont Merck Pharmaceutical Company, a joint venture of DuPont.

     Under the terms of the Agreement, all liabilities will be retained by DuPont. Under DuPont's centralized cash management system, cash requirements of the Business were generally provided directly to the Business by DuPont, and cash generated by the Business was generally remitted directly to DuPont. Transaction systems (e.g., payroll, employee benefits, freight, and accounts payable) used to record and account for cash disbursements were provided by centralized DuPont organizations. Most of these corporate systems are not designed to track liabilities and payments on a business specific basis. Accordingly, it is not practical to determine liabilities associated with the Business. Given these constraints, certain supplemental cash flow information is presented in lieu of a statement of cash flows (see Note 9).

     Throughout the period covered by the Combined Financial Statements, the Business' U.S. operations were conducted and accounted for as a division of DuPont's Medical Products Strategic Business Unit ("Medical SBU"). Non-U.S. operations of the Business were conducted in each country through DuPont subsidiaries that included other DuPont businesses, or through third party distributors. Historically, financial statements were not prepared for the Business. These Combined Financial Statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission. These statements were derived from DuPont's historical accounting records, and are presented as if the operations of the Business in each country had been conducted exclusively within a wholly-owned subsidiary of the DuPont subsidiary in that country.

     The Combined Statement of Operations includes all revenues and costs attributable to the Business, including: 1) costs for facilities, functions and services used by the Business at sites shared with other

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

DuPont operations; 2) costs for certain functions and services performed by centralized DuPont organizations directly charged to the Business; 3) allocations of DuPont's Medical SBU management expense; and, 4) allocations of interest expense (see Notes 2 and 3).

     All of the allocations and estimates in the Combined Financial Statements are based on assumptions that DuPont management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs that would have resulted if the Business had been operated as a separate entity.

     Transactions between the Business and other DuPont operations have been identified in the Combined Financial Statements as transactions among related parties to the extent practicable (see Note 3).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Combination

     The Combined Financial Statements include the accounts of the various units comprising the Business. All material transactions and accounts among the units have been eliminated in combination.

  Revenue Recognition

     Sales and related cost of goods sold are included in income when goods are shipped to the customer.

  Inventories

     U.S. inventories are valued at the lower of aggregate cost or market, with cost being determined by the last-in, first-out (LIFO) method. Non-U.S. inventories are valued at the lower of aggregate cost or market, with cost being determined by the average cost method. Inventory adjustments associated with the natural decay of radioactive material are recognized as they occur. Elements of cost in inventory include raw materials, direct labor and manufacturing overhead.

  Property, Plant and Equipment (PP&E)

     PP&E is carried at cost and, for PP&E acquired subsequent to 1994, is depreciated using the straight-line method. PP&E acquired prior to 1995 is generally classified in depreciable groups and depreciated under the sum-of-the-years' digits method. This change in depreciation method did not have a material effect on results subsequent to 1994, and was made to conform with the common industry practice that management considers to be preferable.

     Depreciation rates are based on estimated useful lives of 15 to 25 years for buildings, and 5 to 25 years for equipment. Depreciation expense was $2,100 for the six months ended June 30, 1997.

     Generally, for PP&E acquired prior to 1991 the gross carrying value of PP&E surrendered, retired, sold or otherwise disposed of is charged to accumulated depreciation and any salvage or other recovery therefrom is credited to accumulated depreciation. For disposals of PP&E acquired after 1990, the gross carrying value and related accumulated depreciation are removed from the accounts and included in determining gain or loss on such disposals.

     Maintenance and repairs are charged to operations; replacements and betterments are capitalized.

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

  Intangible Assets

     Identifiable intangible assets such as purchased licenses and technology are amortized over their estimated useful lives. DuPont continually evaluates the reasonableness of its amortization of intangibles. In addition, if it becomes probable that expected future undiscounted cash flows associated with intangible assets are less than their carrying value, the assets are written down to their fair value.

  Research and Development Expenses

     Research and development costs are charged to expense as incurred.

  Interest Expense

     Interest expense is determined by DuPont based on consolidated indebtedness and, in these Combined Financial Statements, has been allocated to the Business on the basis of the Business' proportionate share of the identifiable operating assets of DuPont. DuPont management believes this allocation is reasonable, but it is not necessarily indicative of the cost that would have been incurred if the Business had been operated as a separate entity.

  Income Taxes

     The taxable income/loss of the various units comprising the Business was included in the tax return of the DuPont entity of which it was a part. As such, separate income tax returns were not prepared or filed for the Business. Tax expense has been separately determined for the Business by applying the asset and liability approach to the various units of the Business as if it were a separate taxpaying entity.

     Under the basis of presentation for these Combined Financial Statements, no provision has been made for taxes on cash remittances from the various units of the Business to the DuPont entity of which they are a part. Generally, remittances from a wholly-owned subsidiary to its in-country parent are tax free.

  Foreign Currency Translation

     DuPont has determined that the U.S. dollar is the functional currency of its worldwide operations and that this functional currency determination is appropriate to the economic environment in which the Business operated during the periods covered by these Combined Financial Statements. Foreign currency asset and liability amounts are translated into U.S. dollars at end-of-period exchange rates, except for inventories and property, plant and equipment, which are translated at historical rates. Income and expenses are translated at average exchange rates in effect during the year; except for expenses related to balance sheet amounts that are translated at historical exchange rates. Gains and losses from the translation of monetary assets and liabilities are included in income in the period they occurred and are allocated to the Business based on its proportionate share of the beginning-of-period and end-of-period balances of each monetary asset and liability of the DuPont subsidiary of which it is a part.

  Pensions

     DuPont has noncontributory defined benefit plans covering substantially all U.S. employees, including the employees of the Business. The benefits for these plans are based primarily on employees' years of service and pay near retirement. The cost of these plans for active employees was assigned to the Business. Pension coverage for employees of DuPont's non-U.S. subsidiaries is provided, to the extent deemed appropriate, through similar separate plans. Obligations under such non-U.S. plans are systematically provided for by depositing funds with trustees, under insurance policies or by book reserves. The cost of

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

these non-U.S. plans has been assigned to the business using methods that DuPont believes are appropriate.

     Pension cost assigned to the Business is considered to be financed by DuPont in the period the pension cost was incurred. Pension liabilities and assets have been measured at December 31, 1996. Accordingly, resulting gains or losses associated with actuarial changes and with actual investment returns have been excluded from the pension costs assigned to the Business. Such cost is not necessarily indicative of the pension cost that would have been incurred if the Business had been operated as a separate entity. DuPont has retained responsibility for pension payments to Business retirees. For transferred employees, DuPont will transfer assets to the Buyer from the DuPont pension fund equal to the agreed-upon liabilities. (See Note 5).

  Other Postretirement Benefits

     DuPont and certain of its subsidiaries provide medical, dental, and life insurance benefits to pensioners and their survivors. These benefits are accounted for as they are earned by employees. Other postretirement liabilities have been measured at December 31, 1996. Accordingly, resulting gains or losses associated with actuarial changes have been excluded from the postretirement costs assigned to the Business. These benefit costs are not necessarily indicative of the postretirement benefit costs that would have been incurred if the Business had operated as a separate entity. The cost of these benefits is considered to be financed by DuPont in the period incurred. Liabilities associated with other postretirement benefits will be retained by DuPont. (See
Note 6).

  Compensation Plan

     DuPont sponsors a Variable Compensation Plan under which awards may be granted in DuPont stock and/or cash to employees of the Business who have contributed most in a general way to the Business' success, with consideration being given to ability to attain more important managerial responsibility. Expenses for such awards were $500 for the six months ended June 30, 1997.

  Insurance

     During the period covered by the Combined Financial Statements, DuPont did not insure for property damage losses. Liability insurance was purchased with large deductibles. Costs resulting from non-insured losses are included in expense as incurred. Such costs were not material in any of the periods covered by the Combined Statement of Operations.

  Environmental Matters

     Accruals for environmental matters are recorded as an expense when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Where feasible, these costs are assigned to the business unit responsible for the conditions being remediated. During the six months ended June 30, 1997, no material environmental remediation costs were assigned to the Business. The Business accrues its estimate of the costs to dispose of both radioactive and other hazardous wastes resulting from various production processes as waste is generated. Certain types of waste are stored at Billerica pending final decision by applicable governmental authorities regarding the appropriate method of disposal.

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

3. RELATED PARTY TRANSACTIONS

     The Combined Financial Statements include significant transactions with other DuPont organizations involving functions and services (e.g., cash management, tax administration, legal and data processing) that were provided to the Business. The costs of these functions and services have been directly charged and/or allocated to the Business on the basis of the Business' proportionate share of DuPont's fixed costs, excluding depreciation and amortization. DuPont management believes this allocation is reasonable, but it is not necessarily indicative of the costs that would have been incurred if the Business had been operated as a separate entity. It is not feasible to segregate all of these charges from costs incurred directly by the Business. However, Selling, General and Administrative Expenses include $4,500 in the six months ended June 30, 1997, representing allocations of general corporate expenses to the Business.

     The Combined Financial Statements also include the cost of functions and services (e.g., Billerica occupancy and site services, distribution operations, waste storage and disposal) provided by the DuPont Merck Pharmaceutical Company, a 50% owned joint venture of DuPont, under various service agreements. These costs, most of which are included in Cost of Goods Sold and Other Operating Expenses, totaled $1,000 in the six months ended June 30, 1997.

     During the six months ended June 30, 1997, sales to DuPont and its affiliates were immaterial.

4. SALES

     Substantially all of the Business' sales are to customers in the life sciences field, including academic, government, industrial, pharmaceutical and clinical research laboratories.

     Sales to a Japanese distributor are 7 percent of combined sales in the six months ended June 30, 1997.

5. PENSION COST

     For U.S. plans, the pension cost was determined using a discount rate of
7.75 percent for 1997. A long-term rate of compensation increase of 5 percent was used. For non-U.S. plans, which were not material, similar economic assumptions were used.

     The projected benefit obligation (PBO) used in determining the pension cost was $24,500 at January 1, 1997. For the U.S. qualified plan, the PBO was assumed to be fully funded by pension plan assets allocated from the DuPont plan, with an assumed long-term rate of return of 9 percent.

     The elements of pension costs assigned to the Business, using the above methods, were:

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1997
                                                                ----------------
Service cost................................................        $   900
Interest cost...............................................            900
Expected return on plan assets..............................         (1,000)
                                                                    -------
Net pension cost............................................        $   800
                                                                    =======

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

6. OTHER POSTRETIREMENT BENEFITS

     Other postretirement benefits cost includes the following components:

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                                      1997
                                                                ----------------
Service cost................................................          $200
Interest cost...............................................           300
                                                                      ----
Other postretirement benefits cost..........................          $500
                                                                      ====

     The above costs were based on an accumulated postretirement benefit obligation (APBO) of $6,500 at January 1, 1997. The health care trend used in determining the APBO was an escalation rate of 8 percent decreasing to 5 percent over 8 years for January 1, 1997. A 5 percent assumed long-term rate of compensation increase was used for life insurance. The discount rate was 7.75 percent for 1997. A one percentage-point increase in the health care cost escalation rate would increase annual 1997 other postretirement benefits cost by approximately $200.

7. PROVISION FOR INCOME TAXES

     DuPont utilized various tax planning strategies and elections to minimize its total income tax expense. It is not practicable to identify the effects of these strategies and elections on the results of operations of the Business. Management believes that the Business would have adopted other tax strategies and elections if it had operated as a separate entity.

     The Provision for Income Taxes consists of:

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1997
                                                              ----------------
Current Tax Expense:
  U.S. Federal..............................................       $2,100
  U.S. State and Local......................................          300
  Non-U.S. .................................................          100
                                                                   ------
     Total..................................................        2,500
Deferred Tax Expense:
  U.S. Federal..............................................           --
  U.S. State and Local......................................           --
  Non-U.S. .................................................           --
                                                                   ------
     Total..................................................           --
                                                                   ------
Provision for Income Taxes..................................       $2,500
                                                                   ======

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

     Deferred income taxes result from temporary differences between the financial and tax bases of the Business' assets and liabilities. The tax effects of temporary differences included in the deferred income tax provision are as follows:

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1997
                                                              ----------------
Depreciation................................................       $ 100
Inventory...................................................          --
Accrued expenses............................................        (100)
Net operating loss carry forwards...........................        (200)
Change in valuation allowance...............................         200
                                                                   -----
                                                                   $  --
                                                                   =====

     An analysis of the income tax provision follows:

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1997
                                                              ----------------
Income before income taxes..................................       $6,800
                                                                   ======
Tax at 35% statutory U.S. Federal Tax Rate..................       $2,400
Change in valuation allowance...............................          200
Other -- net................................................         (100)
                                                                   ------
Provision for income taxes..................................       $2,500
                                                                   ======

8. INVENTORIES

     DuPont's application of LIFO is not focused on individual business units. Accordingly, the results of applying LIFO are allocated to the Business. Management believes such allocations are reasonable, but may not necessarily reflect the cost that would have been incurred if LIFO had been applied on a business specific basis. The impact of the LIFO method was to increase Cost of Goods Sold and Other Operating Expenses by $100 for the six months ended June 30, 1997.

9. SUPPLEMENTAL CASH FLOW INFORMATION

     As described in Note 1, DuPont's cash management system is not designed to trace centralized cash and related financing transactions to the specific cash requirements of the Business. In addition, DuPont's corporate transaction systems are not designed to track liabilities and payments on a business specific basis.

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

     Given these constraints, the following data are presented to facilitate analysis of key components of cash flow activity.

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1997
                                                              ----------------
Net income..................................................       $4,300
Depreciation and amortization...............................        2,300
Change in accounts receivable...............................         (500)
Change in inventory.........................................        1,400
Change in other assets......................................         (100)
                                                                   ------
  Cash flow from operating activities,......................        7,400
                                                                   ------
Capital expenditures........................................         (600)
                                                                   ------
  Investment activities.....................................         (600)
                                                                   ------
Net financing provided to DuPont*...........................       $6,800
                                                                   ======

---------------
* The difference between Cash Flow from Operating Activities and Investment Activities does not necessarily represent the cash flows of the Business, or the timing of such cash flows, had it operated as a separate entity.

10. COMMITMENTS AND CONTINGENCIES

     The Business has various purchase commitments for materials, supplies, and items of permanent investment incident to the ordinary conduct of business. In the aggregate, such commitments are not at prices in excess of current market.

     The Business does not have any material lease commitments.

     The Business is subject to various lawsuits and claims with respect to such matters as product liabilities, governmental regulations and other actions arising out of the normal course of business. While the effect on future financial results is not subject to reasonable estimation because considerable uncertainty exists, in the opinion of DuPont's counsel, the ultimate liabilities resulting from such lawsuits and claims will not materially affect the combined results of operations or the financial position of the Business.

                          NEN(R) LIFE SCIENCE PRODUCTS
              (A DIVISION OF E. I. DU PONT DE NEMOURS AND COMPANY)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (Dollars in thousands)

11. INDUSTRY SEGMENT AND GEOGRAPHIC INFORMATION

     The Business operates within a single industry segment.

                                                              UNITED
1997 (SIX MONTHS)                                             STATES     EUROPE     COMBINED
-----------------                                             -------    -------    --------
Sales to unaffiliated customers.............................  $36,000(1) $10,800    $46,800
Transfers between geographic areas..........................    5,500         --         --
                                                              -------    -------    -------
  Total.....................................................  $41,500    $10,800    $46,800
                                                              =======    =======    =======
Income (loss) before interest expense and taxes.............  $ 8,100    $  (400)   $ 7,700
                                                              =======    =======    =======
Total assets sold...........................................  $50,600    $ 5,900    $56,500
                                                              =======    =======    =======

---------------
(1) Sales outside the United States of products manufactured in, and exported from, the United States totaled $6,000 in the six months ended June 30, 1997.